Phoenix Life Variable Accumulation Account	Phoenix Life Variable Universal Life Account
Freedom Edge®	Corporate Edge
Asset Manager	Estate Edge®
The Phoenix Edge® – VA NY	Estate Strategies
Phoenix Income Choice®	Executive Benefit VUL
Phoenix Investors Edge®	Flex Edge
Phoenix Spectrum Edge®	Flex Edge Success®
Retirement Planners Edge	Individual Edge®
Phoenix DimensionsSM	Joint Edge®
Big Edge	Phoenix Executive VUL®
The Big Edge Plus®	Phoenix Express VULSM
Group Strategic Edge®	The Phoenix Edge®
The Big Edge Choice® – NY	The Phoenix Edge® – SPVL
Phoenix Spectrum Edge®+	Phoenix Express VUL® with GMWB

PHL Variable Accumulation Account	Phoenix Life and Annuity Variable Universal Life Account
Freedom Edge®	Corporate Edge
Asset Manager	Executive Benefit VUL
The Phoenix Edge® – VA
Phoenix Income Choice®
Phoenix Investors Edge®	PHLVIC Variable Universal Life Account
Phoenix Premium Edge®	The Phoenix Edge® – SVUL
Phoenix Spectrum Edge®	The Phoenix Edge® – VUL
Retirement Planners Edge	Phoenix Express VULSM
Phoenix DimensionsSM	Phoenix Express VULSM with GMWB
The Big Edge Choice®
Phoenix Spectrum Edge®+

This supplement should be read with the prospectuses dated May 1, 2007, and amended in September 2007, along with all other supplements issued since May 1, 2007 for the variable life and variable annuity products identified above.

❖	Effective October 1, 2007, the investment advisory fee, called Investment Management Fee below, for the Phoenix-Van Kampen Equity 500 Index Series was reduced. The information below replaces the information for the Phoenix-Van Kampen Equity 500 Index Series contained in the table of Annual Fund Expenses.

Annual Fund Expenses (as a percentage of fund average net assets for the year ended 12/31/06)

Series	Investment Management Fee		Rule 12b-1 or Service Fees	Other Operating Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Expenses	Contractual Reimbursements & Waivers	Total Net Annual Fund Expenses
Phoenix-Van Kampen Equity 500 Index Series	0.35%	[1][9]	0.00%	0.32%	0.00%	0.67%	(0.14%)	0.53%11a

❖	A new footnote is added as footnote 19 to the table of Annual Fund Expenses as follows.

19 Effective October 1, 2007, the Investment Management Fee has been reduced. The Total Annual Fund Expenses and the Total Net Annual Fund Expenses shown are restated to show the effect of the reduction. Prior to October 1, 2007, the Investment Management Fee was 0.45%, Total Annual Fund Expenses were 0.77% and Total Net Annual Fund Expenses were 0.63%.

Dated: December 27, 2007

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❖	Footnotes 11 and 12a to the table of Annual Fund Expenses are hereby deleted and replaced as follows.

11 Effective September 1, 2006, the advisor contractually agreed to reimburse the series for expenses necessary or appropriate for the operation of the series (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed series’ average net assets (“Expense Cap”) through April 30, 2008 as follows:

Expense cap %	Expense cap %	Expense cap %
a. 0.15%	c. 0.25%	e. 0.35%
b. 0.20%	d. 0.30%

During 2006, prior to September 1, 2006, the advisor provided voluntary reimbursement of the expenses now contractually capped at various levels. The amount of reimbursement shown is the actual amount reimbursed for the year ended December 31, 2006.

12a Effective September 1, 2006, the advisor contractually agreed to reimburse the series for expenses necessary or appropriate for the operation of the series (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed 0.05% of the series’ average net assets through April 30, 2008. During 2006, prior to September 1, 2006, the advisor provided voluntary reimbursement of the expenses now contractually capped at various levels. The amount of reimbursement shown is the actual amount reimbursed for the year ended December 31, 2006.

❖	The information relating to certain series of Phoenix Edge Series Fund contained in Appendix A to the prospectus is revised as noted below to reflect certain changes to the Investment Advisor and/or Subadvisor for the series. Changes to all series other than the Phoenix Mid-Cap Growth Series were effective August 1, 2007. Effective November 27, 2007, Neuberger Berman Management, Inc. became subadvisor to the Phoenix Mid-Cap Growth Series.

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Phoenix Capital Growth Series	Intermediate and long-term growth of capital appreciation with income as a secondary consideration	Phoenix Variable Advisors, Inc. Subadvisor: Harris Investment Management
Phoenix Growth and Income Series	Dividend growth, current income and capital appreciation	Phoenix Variable Advisors, Inc. Subadvisor: Phoenix Investment Counsel, Inc.
Phoenix Mid-Cap Growth Series	Capital appreciation	Phoenix Variable Advisors, Inc. Subadvisor: Neuberger Berman Management, Inc.
Phoenix Money Market Series	As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity	Phoenix Variable Advisors, Inc. Subadvisor: Goodwin Capital Advisers, Inc.
Phoenix Multi-Sector Fixed Income Series	Long-term total return	Phoenix Variable Advisors, Inc. Subadvisor: Goodwin Capital Advisers, Inc.
Phoenix Multi-Sector Short Term Bond Series	High current income while attempting to limit changes in the series’ net asset value per share caused by interest rate changes	Phoenix Variable Advisors, Inc. Subadvisor: Goodwin Capital Advisers, Inc.
Phoenix Strategic Allocation Series	High total return consistent with prudent investment risk

Phoenix Variable Advisors, Inc.

Subadvisors: Phoenix Investment Counsel, Inc. (for equity investments made by the series); Goodwin Capital Advisers, Inc. (for fixed income investments made by the series)

Phoenix-Aberdeen International Series	High total return consistent with reasonable risk	Phoenix Variable Advisors, Inc. Subadvisor: Aberdeen Asset Management Inc.
Phoenix-Duff & Phelps Real Estate Securities Series	Capital appreciation and income with approximately equal emphasis	Phoenix Variable Advisors, Inc. Subadvisor: Duff & Phelps Investment Management Co.

Dated: December 27, 2007	Please keep this supplement for future reference.

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